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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 15, 2001


                              AT HOME CORPORATION
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          (Exact name of the Registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)



        000-22697                                            77-0408542
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       (Commission                                         (IRS Employer
       File Number)                                     Identification No.)


                   450 Broadway Street, Redwood City, CA       94063
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               (Address of principal executive offices)      (Zip code)


                                 (650) 556-5000
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                       (The Registrant's telephone number)


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          (Former name or former address, if changed since last report)
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ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

Previous Independent Auditors
-----------------------------

     On August 15, 2001, we dismissed Ernst & Young LLP as our independent auditors. The report of Ernst & Young LLP on our consolidated financial statements for the fiscal year ended December 31, 1999 dated January 20, 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Ernst & Young LLP on our consolidated financial statements for the fiscal year ended December 31, 2000 dated January 24, 2001 (except for the second and third paragraphs of Note 1, as to which the date is August 14, 2001) contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, but such report contained an explanatory paragraph describing conditions that raise substantial doubt about our ability to continue as a going concern as described in Note 1 to the consolidated financial statements.

     The decision to change independent auditors was approved by our Audit Committee, Board of Directors and our stockholders.

     During our two most recent fiscal years and through the date of this report, we have had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the subject matter of the disagreement in its report on our financial statements for 1999 and 2000. During our two most recent fiscal years and through the date of this report, we have had no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

     We have requested that Ernst & Young LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of this letter, dated August 21, 2001, is filed as Exhibit 16.1 to this report.

Engagement of New Independent Auditors
--------------------------------------

     We have engaged PricewaterhouseCoopers LLP as our new independent auditors to audit our financial statements, effective August 16, 2001. Prior to the engagement of PricewaterhouseCoopers LLP, we had not consulted with PricewaterhouseCoopers LLP during our two most recent fiscal years and through the date of this report in any matter regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither was a written report provided to us nor was oral advice provided that PricewaterhouseCoopers LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) the subject of either a disagreement or a reportable event described in Item 304(a)(1)(v) of Regulation S-K.

                                      -2-
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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.
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           Exhibit No.   Description of Exhibit
              16.1       Letter from Ernst & Young LLP dated August 21, 2001.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 21, 2001                 AT HOME CORPORATION


                                       By: /s/ Dan Brush
                                           ---------------------------------
                                           Dan Brush
                                           Vice President and Acting General
                                           Counsel

                                      -3-
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                                 EXHIBIT INDEX


Exhibit No.   Description of Exhibit
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    16.1      Letter from Ernst & Young LLP dated August 21, 2001.